SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

(Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

PROXY STATEMENT SUPPLEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

     Proxy materials were sent to you on or about February 22, 2011 for the Annual Meeting of Shareholders of your Fund scheduled for Friday, April 22, 2011. This letter is a supplement to those proxy materials. Except as expressly supplemented and amended below, all information set forth in the Proxy Statement and the Notice of Annual Meeting of Shareholders remains accurate and should be considered when voting your shares.

NEW MEETING DATE

     To better accommodate our shareholders, the date of the Meeting has been changed. The Annual Meeting of Shareholders will now take place on Monday, April 25, 2011 at 3:00 p.m. (Eastern time). The location of the Annual Meeting has not changed; it will be held at Two International Place, Boston, Massachusetts 02110.

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY

     We would like to remind you that, if you have not yet returned your proxy card for the Annual Meeting, you are encouraged to do so as soon as possible. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return your proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person. IF YOU HAVE ALREADY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, NO FURTHER ACTION IS NECESSARY. If you would like to change your vote, you may do so by following the procedures described on page 1 of the Proxy Statement.

Sincerely, /s/ Maureen A. Gemma Maureen A. Gemma Secretary

March 31, 2011 Boston, Massachusetts